UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 6, 2006
Date of Report (Date of earliest event reported)

Presstek, Inc.
(Exact name of Registrant as specified in its Charter)

Delaware	0-17541	02-0415170
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Executive Drive
Hudson, New Hampshire 03051-4903
(Address of Principal Executive Offices)

(603) 595-7000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
SIGNATURES

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
On March 6, 2006, the officers below received performance-based cash bonuses approved by the Compensation Committee of the Board of Directors of Presstek, Inc. (the “Company”). The bonuses are for the efforts and services of these officers on behalf of the Company in 2005. The bonuses are as follows:

Name	Title	Cash Bonus

Edward J. Marino	President, Chief Executive Officer and Director	$67,500
Moosa E. Moosa	Executive Vice President – Finance and Chief Financial Officer	$50,000
Peter A. Bouchard	Vice President, Presstek	$37,000
A. Emile Tabassi	Vice President, North American Sales	$20,000
Joseph Musgrave	Vice President, North American Service	$10,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC.
Date: March 10, 2006	By:	/s/ Moosa E. Moosa
Moosa E. Moosa
Executive Vice President – Finance and Chief Financial Officer